    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1998
                                                      REGISTRATION NO. 333-57325
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3


                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                              CHILES OFFSHORE LLC

           (Exact Name of Co-Registrant as Specified in Its Charter)

           DELAWARE                        76-0547408
 (State or Other Jurisdiction           (I.R.S. Employer
              of                      Identification No.)
Incorporation or Organization)

        Reg. No. 333-57325-01                   Reg. No. 333-57325-02                   Reg. No. 333-57325-03
    CHILES OFFSHORE FINANCE CORP.                CHILES COLUMBUS LLC                     CHILES MAGELLAN LLC
   (Exact Name of Co-Registrant as         (Exact Name of Co-Registrant as         (Exact Name of Co-Registrant as
      Specified in its Charter)               Specified in its Charter)               Specified in its Charter)
              DELAWARE                                DELAWARE                                DELAWARE
   (State or other jurisdiction of         (State or other jurisdiction of         (State or other jurisdiction of
   incorporation or organization)          incorporation or organization)          incorporation or organization)
             76-0568691                              76-0568690                              76-0568689
(I.R.S. Employer Identification No.)    (I.R.S. Employer Identification No.)    (I.R.S. Employer Identification No.)

                                                        1381
                                            (Primary Standard Industrial
                                             Classification Code Number)

                                                                                    WILLIAM E. CHILES
                11200 WESTHEIMER, SUITE 410                                    11200 WESTHEIMER, SUITE 410
                    HOUSTON, TEXAS 77042                                           HOUSTON, TEXAS 77042
                       (713) 339-3777                                                 (713) 339-3777
    (Address, including Zip Code, and Telephone Number,         (Name, Address, including Zip Code, and Telephone Number,
including Area Code, of Co-Registrants' Principal Executive             including Area Code, of Agent for Service)
                          Offices)

                                    COPY TO:
                               JAMES L. RICE III
                           WEIL, GOTSHAL & MANGES LLP
                           700 LOUISIANA, SUITE 1600
                              HOUSTON, TEXAS 77002

                         ------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________________
                         ------------------------------

    THE CO-REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE CO-REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 3 to Registration Statement No. 333-57325 on Form S-4 is being filed for the sole purpose of filing Exhibit 5.1 to such Registration Statement.


ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits

EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
 *3.1  Limited Liability Company Certificate of Chiles Offshore LLC
 *3.2  Amended and Restated Operating Agreement, dated as of December 16, 1997, among the Members of Chiles Offshore LLC
 *3.3  Amendment No. 1, dated effective as of April 28, 1998, to Amended and
         Restated Operating Agreement of Chiles Offshore LLC, among the Members of Chiles Offshore LLC
 *3.4  Certificate of Incorporation of Chiles Offshore Finance Corp.
 *3.5  Bylaws of Chiles Offshore Finance Corp.
 *3.6  Certificate of Formation of Chiles Columbus LLC
 *3.7  Limited Liability Company Agreement of Chiles Columbus LLC
 *3.8  Certificate of Formation of Chiles Magellan LLC
 *3.9  Limited Liability Company Agreement of Chiles Magellan LLC
 *4.1  Indenture, dated as of April 29, 1998, among the Issuers, the Owners and
         U.S. Bank Trust National Association, as Trustee
 *4.2  Form of Old Note (included in Exhibit 4.1 as Exhibit A thereto)
 *4.3  Form of New Note (included in Exhibit 4.1 as Exhibit B thereto)
 *4.4  Registration Rights Agreement, dated as of April 29, 1998, among the
         Issuers, the Owners and the Initial Purchasers
 *4.5  Purchase Agreement, dated April 24, 1998, among the Issuers, the Owners and the Initial Purchasers, relating to the Old Notes
 +5.1  Opinion and consent of Weil, Gotshal & Manges LLP, counsel for the
         Company, as to certain securities registered hereby
*10.1  Credit Agreement, dated as of April 29, 1998, by and among the Company,
         Nederlandse Scheepshypotheek Bank N.V. ("Nedship") and MeesPierson
         Capital Corp. ("MeesPierson"), as co-arrangers, the banks and financial institutions named therein, Nedship, as documentation agent and security trustee, and MeesPierson, as administrative agent and paying agent
*10.2  Platform Construction Agreement, dated April 30, 1997, between Chiles
         Offshore Inc. and AMFELS, Inc., relating to the CHILES COLUMBUS
*10.3  Assignment and Assumption and Consent to Assignment, dated as of August 5,
         1997, among the Company, COI, LLC and AMFELS, Inc.
*10.4  Platform Construction Agreement, dated August 5, 1997, between Chiles
         Offshore LLC and AMFELS, Inc., relating to the CHILES MAGELLAN
*10.5  Assignment, Assumption, Acknowledgement and Consent Agreement, dated as of
         April 23, 1998, among the Company, the Owners and AMFELS, Inc.
*10.6  Agreement, dated December 18, 1997, between the Company and AMFELS, Inc.
         concerning Construction Options for the Option Rigs
*10.7  Chiles Offshore LLC 1998 Equity Option Plan
*10.8  Escrow Agreement, dated as of April 29, 1998, among U.S. Bank Trust
         National Association, as Escrow Agent, Trustee and Collateral Agent, and
         the Issuers
*10.9  Escrow Security Agreement, dated as of April 29, 1998, among U.S. Bank
         Trust National Association, as Collateral Agent, and the Issuers
*10.10 Securities Intermediary and Account Agreement, dated as of April 29, 1998, among U.S. Bank Trust National Association, as Securities Intermediary,
         Trustee and Collateral Agent, and the Issuers

EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
*10.11 Employment Agreement, dated as of November 1, 1997, between the Company and William E. Chiles
*10.12 Management and Administrative Services Agreement, dated as of February 27,
         1998, between the Company and SEACOR SMIT Inc.
*12.1  Statement Re Computation of Ratio of Earnings to Fixed Charges
*21.1  Subsidiaries of the Company
*23.1  Consent of Arthur Andersen LLP
*23.2  Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)
*24.1  Powers of Attorney
*25.1  Form T-1 of U.S. Bank Trust National Association, as Trustee under the
         Indenture filed as Exhibit 4.1
*27.1  Financial Data Schedule
*99.1  Form of Letter of Transmittal
*99.2  Form of Notice of Guaranteed Delivery


------------------------

*   Previously filed.

+   Filed herewith.

    (b) Financial Statement Schedules


    Not applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Co-Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of August, 1998.

                                CHILES OFFSHORE LLC

                                By:            /s/ DICK H. FAGERSTAL
                                     -----------------------------------------
                                                 Dick H. Fagerstal
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                               OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 27th day of August, 1998 by the following persons in the capacities indicated:

          SIGNATURE                       TITLE
------------------------------  --------------------------

                                President and Chief
              *                   Executive Officer
------------------------------    (Principal Executive
      William E. Chiles           Officer) and Manager

                                Senior Vice President,
    /s/ DICK H. FAGERSTAL         Chief Financial Officer
------------------------------    and Secretary (Principal
      Dick H. Fagerstal           Financial Officer) and
                                  Manager

                                Vice President--Controller
              *                   and Assistant Secretary
------------------------------    (Principal Accounting
     William A. Thorogood         Officer)

              *
------------------------------  Chairman of the Management
      Charles Fabrikant           Committee

              *
------------------------------  Manager
        Randall Blank

              *
------------------------------  Manager
      Timothy J. McKeand

              *
------------------------------  Manager
      Robert Pierot, Jr.

              *
------------------------------  Manager
    Jonathan B. Fairbanks

*By:                /s/ DICK H. FAGERSTAL
           ---------------------------------------
                      Dick H. Fagerstal
                       ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Co-Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of August, 1998.

                                CHILES OFFSHORE FINANCE CORP.

                                By:            /s/ DICK H. FAGERSTAL
                                     -----------------------------------------
                                                 Dick H. Fagerstal
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                               OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 27th day of August, 1998 by the following persons in the capacities indicated:

          SIGNATURE                       TITLE
------------------------------  --------------------------

                                President and Chief
              *                   Executive Officer
------------------------------    (Principal Executive
      William E. Chiles           Officer) and Director

                                Senior Vice President,
    /s/ DICK H. FAGERSTAL         Chief Financial Officer
------------------------------    and Secretary (Principal
      Dick H. Fagerstal           Financial Officer) and
                                  Director

                                Vice President--Controller
              *                   and Assistant Secretary
------------------------------    (Principal Accounting
     William A. Thorogood         Officer)

              *
------------------------------  Director
      Charles Fabrikant

              *
------------------------------  Director
        Randall Blank

              *
------------------------------  Director
      Timothy J. McKeand

              *
------------------------------  Director
      Robert Pierot, Jr.

              *
------------------------------  Director
    Jonathan B. Fairbanks

*By:                /s/ DICK H. FAGERSTAL
           ---------------------------------------
                      Dick H. Fagerstal
                       ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Co-Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of August, 1998.

                                CHILES COLUMBUS LLC

                                By:            /s/ DICK H. FAGERSTAL
                                     -----------------------------------------
                                                 Dick H. Fagerstal
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                               OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 27th day of August, 1998 by the following persons in the capacities indicated:

          SIGNATURE                       TITLE
------------------------------  --------------------------

                                President and Chief
                                  Executive Officer
                                  (Principal Executive
              *                   Officer) and President
------------------------------    and Chief Executive
      William E. Chiles           Officer of Chiles
                                  Offshore LLC, the sole
                                  Manager

                                Senior Vice President,
    /s/ DICK H. FAGERSTAL         Chief Financial Officer
------------------------------    and Secretary (Principal
      Dick H. Fagerstal           Financial Officer)

                                Vice President--Controller
              *                   and Assistant Secretary
------------------------------    (Principal Accounting
     William A. Thorogood         Officer)

*By:                /s/ DICK H. FAGERSTAL
           ---------------------------------------
                      Dick H. Fagerstal
                       ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Co-Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 27th day of August, 1998.

                                CHILES MAGELLAN LLC

                                By:            /s/ DICK H. FAGERSTAL
                                     -----------------------------------------
                                                 Dick H. Fagerstal
                                       SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                               OFFICER AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 27th day of August, 1998 by the following persons in the capacities indicated:

          SIGNATURE                       TITLE
------------------------------  --------------------------

                                President and Chief
                                  Executive Officer
                                  (Principal Executive
              *                   Officer) and President
------------------------------    and Chief Executive
      William E. Chiles           Officer of Chiles
                                  Offshore LLC, the sole
                                  Manager

                                Senior Vice President,
    /s/ DICK H. FAGERSTAL         Chief Financial Officer
------------------------------    and Secretary (Principal
      Dick H. Fagerstal           Financial Officer)

                                Vice President--Controller
              *                   and Assistant Secretary
------------------------------    (Principal Accounting
     William A. Thorogood         Officer)

*By:                /s/ DICK H. FAGERSTAL
           ---------------------------------------
                      Dick H. Fagerstal
                       ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
 *3.1  Limited Liability Company Certificate of Chiles Offshore LLC
 *3.2  Amended and Restated Operating Agreement, dated as of December 16, 1997, among the Members of Chiles Offshore LLC
 *3.3  Amendment No. 1, dated effective as of April 28, 1998, to Amended and
         Restated Operating Agreement of Chiles Offshore LLC, among the Members of Chiles Offshore LLC
 *3.4  Certificate of Incorporation of Chiles Offshore Finance Corp.
 *3.5  Bylaws of Chiles Offshore Finance Corp.
 *3.6  Certificate of Formation of Chiles Columbus LLC
 *3.7  Limited Liability Company Agreement of Chiles Columbus LLC
 *3.8  Certificate of Formation of Chiles Magellan LLC
 *3.9  Limited Liability Company Agreement of Chiles Magellan LLC
 *4.1  Indenture, dated as of April 29, 1998, among the Issuers, the Owners and
         U.S. Bank Trust National Association, as Trustee
 *4.2  Form of Old Note (included in Exhibit 4.1 as Exhibit A thereto)
 *4.3  Form of New Note (included in Exhibit 4.1 as Exhibit B thereto)
 *4.4  Registration Rights Agreement, dated as of April 29, 1998, among the
         Issuers, the Owners and the Initial Purchasers
 *4.5  Purchase Agreement, dated April 24, 1998, among the Issuers, the Owners and the Initial Purchasers, relating to the Old Notes
 +5.1  Opinion and consent of Weil, Gotshal & Manges LLP, counsel for the
         Company, as to certain securities registered hereby
*10.1  Credit Agreement, dated as of April 29, 1998, by and among the Company,
         Nederlandse Scheepshypotheek Bank N.V. ("Nedship") and MeesPierson
         Capital Corp. ("MeesPierson"), as co-arrangers, the banks and financial institutions named therein, Nedship, as documentation agent and security trustee, and MeesPierson, as administrative agent and paying agent
*10.2  Platform Construction Agreement, dated April 30, 1997, between Chiles
         Offshore Inc. and AMFELS, Inc., relating to the CHILES COLUMBUS
*10.3  Assignment and Assumption and Consent to Assignment, dated as of August 5,
         1997, among the Company, COI, LLC and AMFELS, Inc.
*10.4  Platform Construction Agreement, dated August 5, 1997, between Chiles
         Offshore LLC and AMFELS, Inc., relating to the CHILES MAGELLAN
*10.5  Assignment, Assumption, Acknowledgement and Consent Agreement, dated as of
         April 23, 1998, among the Company, the Owners and AMFELS, Inc.
*10.6  Agreement, dated December 18, 1997, between the Company and AMFELS, Inc.
         concerning Construction Options for the Option Rigs
*10.7  Chiles Offshore LLC 1998 Equity Option Plan
*10.8  Escrow Agreement, dated as of April 29, 1998, among U.S. Bank Trust
         National Association, as Escrow Agent, Trustee and Collateral Agent, and
         the Issuers
*10.9  Escrow Security Agreement, dated as of April 29, 1998, among U.S. Bank
         Trust National Association, as Collateral Agent, and the Issuers
*10.10 Securities Intermediary and Account Agreement, dated as of April 29, 1998, among U.S. Bank Trust National Association, as Securities Intermediary,
         Trustee and Collateral Agent, and the Issuers
*10.11 Employment Agreement, dated as of November 1, 1997, between the Company and William E. Chiles
*10.12 Management and Administrative Services Agreement, dated as of February 27,
         1998, between the Company and SEACOR SMIT Inc.
*12.1  Statement Re Computation of Ratio of Earnings to Fixed Charges

EXHIBIT
 NO.   DESCRIPTION
------ --------------------------------------------------------------------------
*21.1  Subsidiaries of the Company
*23.1  Consent of Arthur Andersen LLP
*23.2  Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)
*24.1  Powers of Attorney
*25.1  Form T-1 of U.S. Bank Trust National Association, as Trustee under the
         Indenture filed as Exhibit 4.1
*27.1  Financial Data Schedule
*99.1  Form of Letter of Transmittal
*99.2  Form of Notice of Guaranteed Delivery


------------------------

*   Previously filed.

+   Filed herewith.